Exhibit 32

                            CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of Chief Executive Officer

In connection with the Quarterly Report of Innovative Medical Services Group, Ltd. (the "Company") on Form 10-QSB as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael L. Krall, Chief Executive Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



August 15, 2003               /s/ Michael L. Krall
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                                 Michael L. Krall
                                 Chief Executive Officer

Certification of Chief Financial Officer

In connection with the Quarterly Report of Innovative Medical Services Group, Ltd. (the "Company") on Form 10-QSB as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary Brownell, Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 15, 2003               /s/ Gary Brownell

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                                 Gary Brownell
                                 Chief Executive Officer